Exibit 24
POWER OF ATTORNEY

Know all by these presents, that
the undersigned hereby constitutes
and appoints each of Lewis G. Schwartz,
Lisa Nadler, Kevin Feeney and
Clare Kretzman, signing singly, the undersigneds
 true and lawful
attorney-in-fact to:

(1)	Execute for and on behalf
 of the undersigned, in the undersigneds
capacity as an Executive Officer and/or Director of Gartner, Inc. (the Company),
Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)	Do and perform any and all acts for
and on behalf of the undersigned which
may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States
Securities and Exchange Commission
and any stock exchange or similar authority; and

(3)	Take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to,
in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.

The undersigned hereby grants to each such
 attorney-in-fact full power and
authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,
hereby ratifying and confirming all that such
 attorney-in-fact, or such
attorney-in-fact's substitute or substitutes,
 shall lawfully do or cause
to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's
responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4 and 5 with respect
to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney
to be executed as of this _28_ day of _August__, 2006.

	________/s/ Donna Ann Collins ______
			Signature

	___________ Donna Ann Collins________
			Print Name